Exhibit 10.1

FIRST AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 15, 2013, is by and among THE PANTRY, INC., a Delaware corporation, (the “Borrower”), the Guarantors (as defined below) party hereto, the Lenders (as defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, the Borrower, the domestic subsidiaries of the Borrower who are or may become party thereto (the “Guarantors”), the several banks and other financial institutions as may from time to time become parties thereto (the “Lenders”) and the Administrative Agent have entered into that certain Fourth Amended and Restated Credit Agreement dated as of August 3, 2012 (as amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit
Agreement as more fully set forth herein; and

WHEREAS, the Lenders have agreed to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT TO CREDIT AGREEMENT

1.1    Amendments to Definitions. The following definitions contained in Section 1.1 of the
Credit Agreement are hereby amended in the following respects:

(a) With respect to the pricing grid contained in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement, the pricing applicable to each level of the Term Loan (with respect to both Alternate Base Rate Loans and LIBOR Rate Loans) is hereby reduced by 0.75%, such that each reference in the (i) “Alternate Base Rate Margin for Term Loan” column to (A) “3.50%” is reduced to “2.75%” and (B) “3.25%” is reduced to “2.50%” and (ii) “LIBOR Rate Margin for Term Loan” column to (A) “4.50%” is reduced to “3.75%” and (B) “4.25%” is reduced to “3.50%”.

(b) The definition of Credit Party Obligations in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Credit Party Obligations” shall mean, without duplication, (a) the Obligations and (b) for purposes of the Guaranty, the Security Documents and all provisions under the other Credit Documents relating to the Collateral, the sharing thereof and/or payments from proceeds of the Collateral, all Bank Product Debt, but in all cases excluding Excluded Swap Obligations.

(c)    The last sentence contained in the definition of “LIBOR” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding the foregoing, for purposes of this Agreement, with respect to the Term Loan Facility only, LIBOR shall in no event be less than 1.00% at any time.

(d)    The definition of “Repricing Transaction” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Repricing Transaction” shall mean (a) any prepayment or repayment of the Term Loan with the proceeds of, or any conversion of the Term Loans into, any new or replacement tranche of term loans or Indebtedness bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans) less than the “effective yield” applicable to the Term Loan as of the First Amendment Effective Date (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (b) any amendment to the pricing terms of the Term Loan which reduces the “effective yield” applicable to the Term Loan as of the First Amendment Effective Date.

1.2    New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“First Amendment Effective Date” shall mean August 15, 2013.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 (or such other dollar threshold as, at the time of determination, may be required to be an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder) at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section
1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligations” shall mean, with respect to any Guarantor, an obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of § 1a(47) of the Commodity Exchange Act.

1.3 Amendment to Section 2.8(d). Section 2.8(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) Call Premium. In the event that, on or prior to the six-month anniversary of the First Amendment Effective Date, the Borrower (i) makes any prepayment of Term Loan in connection with any Repricing Transaction or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Term Loan Lender, a fee in an amount equal to, (x) in the case of clause (i), a prepayment premium of 1.0% of the amount of the Term Loan being prepaid and (y) in the case of clause (ii), a payment equal to 1.0% of the aggregate amount of the applicable Term Loan outstanding immediately prior to such amendment. Such fees shall be due and payable within three (3) Business Days of the date of the effectiveness of such Repricing Transaction.

1.4 Amendment to Section 6.7(d)(iii). Subclause (2) contained in clause (A) of Section 6.7(d)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

and (2) demonstrating, in a manner consistent with past practices or otherwise acceptable to the Administrative Agent, that, after giving effect to such acquisition and to all Indebtedness to be incurred or assumed or repaid in connection with or as consideration for such acquisition, the Borrower would be in compliance, on a Pro Forma Basis, with the financial covenants contained in Section 6.6 of this Agreement for the four consecutive Fiscal Quarter period ending on or immediately prior to the date of the proposed acquisition,

1.5 Amendment to Section 9.2(a). The primary notice address for the Administrative Agent contained in Section 9.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Wells Fargo Bank, National Association, as Administrative Agent
1525 West W.T. Harris Blvd. MACD1109-019
Charlotte, North Carolina 28262
Attention:    Syndication Agency Services
Telecopier:    (704) 383-0288
Telephone:    (704) 374-2698
Email Address: agencyservices.requests@wellsfargo.com

1.6 Amendment to Article X. The following Sections 10.11 and 10.12 are hereby added to the end of Article X of the Credit Agreement as follows:

Section 10.11    Eligible Contract Participant.

Notwithstanding anything to the contrary in any Credit Document, no Guarantor shall be deemed under this Article X to be a guarantor of any Swap Obligations if such Guarantor was not an “eligible contract participant” as defined in § 1a(18) of the Commodity Exchange Act, at the time the guarantee under this Article X becomes effective with respect to such Swap Obligation and to the extent that the providing of such guarantee by such Guarantor would violate the Commodity Exchange Act; provided however that in determining whether any Guarantor is an “eligible contract participant” under the Commodity Exchange Act, the guarantee of the Credit Party Obligations of such Guarantor under this Article X by a Guarantor that is also a Qualified ECP Guarantor shall be taken into account.

Section 10.12    Keepwell.

Without limiting anything in this Article X, each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act at the time the guarantee under this Article X becomes effective with respect to any Swap Obligation, to honor all of the Obligations of such Guarantor under this Article X in respect of such Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.12 for the maximum amount of such liability that can be hereby incurred without rendering its undertaking under this Section 10.12, or otherwise under this Article X, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The undertaking of each Qualified ECP Guarantor under this Section 10.12 shall remain in full force and effect until termination of the Commitments and payment in full of all Loans and other Credit Party Obligations. Each Qualified ECP Guarantor intends that this Section 10.12 constitute, and this Section 10.12 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Guarantor that would otherwise not constitute an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties, the Administrative Agent, the Required Lenders and the Term Loan Lenders.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees. The Administrative Agent shall have received from the Borrower the fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby (including, without limitation, the fees and expenses set forth in that certain Engagement Letter, dated July 15, 2013 (the “Engagement Letter”), between the Borrower and Wells Fargo Securities, LLC) and, subject to the terms of the Engagement Letter, King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and invoiced and all fees and expenses incurred and invoiced in connection with this Amendment.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the date of this Amendment and shall not be applied retroactively.

3.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)    No Default or Event of Default exists before or after giving effect to this Amendment.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders and the Bank Product Providers, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    The existing Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Credit Party Obligations.     Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit

Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, subject to the terms of the Engagement Letter, the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other facsimile shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9 Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

3.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

THE PANTRY, INC.
FIRST AMENDMENT

IN WITNESS WHEREOF the Borrower, the Administrative Agent and the Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	THE PANTRY, INC.,
a Delaware Corporation

By: /s/ Dennis G. Hatchell
Name: Dennis G. Hatchell
Title: President & CEO

GUARANTORS:	None.

THE PANTRY, INC.

FIRST AMENDMENT

ADMINISTRATIVE AGENT
AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By: /s/ Andrea S. Chen
Name: Andrea S. Chen
Title: Director

The Pantry,Inc. - First Amendment to the Fourth Amended and Restated Credit Agreement

LENDERS:
Wells Fargo Bank, NA,
as a Lender

By: /s/ Jeffery D. Warren
Name: Jeffery D. Warren
Title: Director

LENDERS:
Eaton Vance CDO VII PLC
By: Eaton Vance Management
as Interim Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance CDO X PLC
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance Senior Floating-Rate Trust
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance Floating-Rate Income Trust
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance Senior Income Trust
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Grayson & Co
By: Boston Management and Research
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
MET Investors Series Trust - MET/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management
as Investment Sub-Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Pacific Select Fund Floating Rate Loan Portfolio
By: Eaton Vance Management
as Investment Sub-Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund
By: Eaton Vance Management
as Investment Sub-Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Senior Debt Portfolio
By: Boston Management Research
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Eaton Vance VT Floating-Rate Income Fund
By: Eaton Vance Management
as Investment Advisor
as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS:
Dryden XXVI Senior Loan Fund, as a Lender
By: Prudential Investment Management,
Inc., as Collateral Manager

By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

LENDERS:
Dryden XXIII Senior Loan Fund, as a Lender
By: Prudential Investment Management, Inc.,
as Collateral Manager

By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

LENDERS:
Dryden XXI Leveraged Loan CDO LLC, as a Lender
By: Prudential Investment Management,
Inc., as Collateral Manager

By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

LENDERS:
Dryden XXV Senior Loan Fund, as a Lender
By: Prudential Investment Management,
Inc., as Collateral Manager

By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

LENDERS:
Dryden XVIII Leveraged Loan 2007 Ltd., as a Lender
By: Prudential Investment Management,
Inc., as Collateral Manager

By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

LENDERS:
Dryden XI - Leveraged Loan CDO 2006, as a Lender
By: Prudential Investment Management,
Inc., as Collateral Manager

By: /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

LENDERS:
DENALI CAPITAL CLO VII, LTD
as a Lender
By: Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager

By: /s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

LENDERS:
Spring Road CLO 2007-1, LTD.
as a Lender
By: Denali Capital LLC, managing member of
DC Funding Partners LLC, collateral manager

By: /s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

LENDERS:
Cent CDO 12 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
as Collateral Manager

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

LENDERS:
Cent CDO 14 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
as Collateral Manager

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

LENDERS:
Cent CDO 15 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
as Collateral Manager

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

LENDERS:
Cent CLO 17 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
as Collateral Manager

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

LENDERS:
Cent CLO 18 Limited
as a Lender
By: Columbia Management Investment Advisers, LLC
as Collateral Manager

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

LENDERS:
Columbia Floating Rate Fund, a series
of Columbia Funds Series Trust II
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

LENDERS:
Columbia Strategic Income Fund, a series of
Columbia Funds Series Trust I
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

LENDERS:
Columbia Variable Portfolio - Strategic Income
Fund, a series of Columbia Funds Variable
Insurance Trust
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

LENDERS:
Riversource Life Insurance Company
as a Lender

By: /s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Authorized Signatory

LENDERS:
Catamaran CLO 2012-1 Ltd.
as a Lender
By: Trimaran Advisors, L.L.C.

By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

LENDERS:
Catamaran CLO 2013-1 Ltd.
as a Lender
By: Trimaran Advisors, L.L.C.

By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

LENDERS:
Katonah 2007-I CLO Ltd.
as a Lender

By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

LENDERS:
Katonah X CLO Ltd.
as a Lender

By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

LENDERS:
Trimaran CLO VII Ltd.
as a Lender
By: Trimaran Advisors, L.L.C.

By: /s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

LENDERS:
Carlyle Daytona CLO, Ltd.
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
Carlyle Global Market Strategies CLO
2011-1, Ltd.
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
Carlyle Global Market Strategies CLO
2012-1, Ltd.
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
Carlyle Global Market Strategies CLO
2012-2, Ltd.
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
Carlyle High Yield Partners IX, Ltd
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
Carlyle High Yield Partners VIII, Ltd
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
Carlyle High Yield Partners X, Ltd
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
Carlyle McLaren CLO, Ltd.
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
Mountain Capital CLO VI Ltd.
as a Lender

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

LENDERS:
CALIFORNIA STATE TEACHERS' RETIREMENT
SYSTEM
as a Lender
By: Credit Suisse Asset Management, LLC, as investment
manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS:
CREDIT SUISSE FLOATING RATE HIGH
INCOME FUND
as a Lender
By: Credit Suisse Asset Management, LLC, as investment
advisor

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS:
IHC HEALTH SERVICES, INC.
as a Lender
By: Credit Suisse Asset Management, LLC, as investment
manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS:
IHC PENSION PLAN DIRECTED TRUST
as a Lender
By: Credit Suisse Asset Management, LLC, as investment
manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS:
MADISON PARK FUNDING IX, LTD.
as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio
manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS:
MADISON PARK FUNDING VIII, LTD.
as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio
manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS:
QUALCOMM GLOBAL TRADING PTE. LTD.
as a Lender
By: Credit Suisse Asset Management, LLC, as investment
manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS:
RAYTHEON MASTER PENSION TRUST
as a Lender
By: Credit Suisse Asset Management, LLC, as investment
manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS:
Brookside Mill CLO Ltd.,
as a Lender
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By: /s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

LENDERS:
BMO Harris Financing, Inc.,
as a Lender

By: /s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

LENDERS:
Blue Shield of California

By: /s/ David Ardini
Name: David Ardini
Title: Asst. Vice President

LENDERS:
Franklin CLO VI, Ltd.

By: /s/ David Ardini
Name: David Ardini
Franklin Advisers, Inc. as Collateral Manager
Title: Vice President

LENDERS:
Muir Woods CLO, Ltd.

By: /s/ David Ardini
Name: David Ardini
Franklin Advisers, Inc. as Collateral Manager
Title: Vice President

LENDERS:
Franklin Templeton Series II Funds - Franklin Floating
Rate II Fund

By: /s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

LENDERS:
Franklin Floating Rate Master Trust - Franklin Floating
Rate Master Series

By: /s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

LENDERS:
Franklin Investors Securities Trust - Franklin Floating
Rate Daily Access Fund

By: /s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

LENDERS:
BJC Health System
as a Lender
By: GSO Capital Advisors LLC, as its Investment Manager

By: /s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

LENDERS:
Central Park CLO, Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By: /s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

LENDERS:
Gramercy Park CLO Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By: /s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

LENDERS:
PPG Industries, Inc. Pension Plan Trust
as a Lender
By: GSO Capital Advisors LLC, As its Investment Advisor

By: /s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

LENDERS:
Sun Life Assurance Company of Canada (US)
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as
Sub-Advisor

By: /s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

LENDERS:
Tribeca Park CLO Ltd.
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as
Portfolio Manager

By: /s/ Dan Smith
Name: Dan Smith
Title: Authorized Signatory

THE PANTRY, INC.

FIRST AMENDMENT

LENDERS:
Bank of America, N.A.
as a Lender

By: /s/ Charles R. Dickerson
Name: Charles R. Dickerson
Title: SVP

LENDERS:
Arrowood Indemnity Company
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Arrowood Indemnity Company, as administrator of
The Pension Plan of Arrowood
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Avalon IV Capital, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as Asset
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
BOC Pension Investment Fund
as a Lender
By: Invesco Senior Secured Management, Inc. as Attorney
in Fact

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Children's Healthcare of Atlanta, Inc.
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Diversified Credit Portfolio Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment
Adviser

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Invesco Floating Rate Fund
as a Lender
By: Invesco Senior Secured Management, Inc. as
Sub-Adviser

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Invesco Zodiac Funds - Invesco US
Senior Loan Fund
as a Lender
By: Invesco Management S.A. As Investment Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Limerock CLO I
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Marea CLO, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Medical Liability Mutual Insurance Company
as a Lender
By: Invesco Advisers, Inc. as Investment Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Nautique Funding Ltd
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Nomad CLO, Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
QUALCOMM Global Trading Pte. Ltd.
as a Lender
By: Invesco Senior Secured Management, Inc. as Investment
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
Wasatch CLO Ltd
as a Lender
By: Invesco Senior Secured Management, Inc. as Portfolio
Manager

By: /s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Individual

LENDERS:
ACA CLO 2007-1 LTD,
as a Lender
By: Its Investment Advisor CVC Credit Partners, LLC

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
APIDOS CDO V,
as a Lender
By: Its Investment Advisor CVC Credit Partners, LLC

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
APIDOS CINCO CDO,
as a Lender
By: Its Investment Advisor CVC Credit Partners, LLC

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
APIDOS CLO IX,
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
APIDOS CLO VII,
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
APIDOS CLO X,
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
APIDOS CLO XI,
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
APIDOS CLO XII,
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
SAN GABRIEL CLO I LTD,
as a Lender
By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By: /s/ Oscar Anderson
Name: Oscar Anderson
Title: MD/PM

LENDERS:
Venture IX CDO, Limited
as a Lender
By: its investment advisor, MJX Asset Management LLC

By: /s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

LENDERS:
Venture VIII CDO, Limited
as a Lender
By: its investment advisor, MJX Asset Management LLC

By: /s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

LENDERS:
Venture VI CDO Limited
as a Lender
By: its investment advisor, MJX Asset Management LLC

By: /s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

LENDERS:
Venture VII CDO Limited
as a Lender
By: its investment advisor, MJX Asset Management LLC

By: /s/ Martin E. Davey
Name: Martin E. Davey
Title: Managing Director

LENDERS:
Venture X CLO, Limited
as a Lender

By: /s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

LENDERS:
SUNTRUST BANK,
as a Lender

By: /s/ Kelly Gunter
Name: Kelly Gunter
Title: Director

LENDERS:
Sumitomo Mitsui Trust Bank, Limited, New York Branch,
as a Lender

By: /s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Vice President

LENDERS:
Slater Mill Loan Fund, LP,
as a Lender
By: Shenkman Capital Management, Inc., as
Collateral Manager

By: /s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

LENDERS:
SEI INSTITUTIONAL MANAGED TRUST -
HIGH YIELD BOND FUND
as a Lender
By: ARES MANAGEMENT LLC, AS SUB-ADVISER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
WELLPOINT, INC.
as a Lender
By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER
BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
COMMUNITY INSURANCE COMPANY
as a Lender
By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER
BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
Russell Institutional Funds, LLC
as a Lender
By: ARES WLP MANAGEMENT LLC, in its capacity as Money Manager for the Russell High Yield Bond Fund

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES ENHANCED CREDIT OPPORTUNITIES
FUND II LTD.
as a Lender
By: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT
MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES ENHANCED CREDIT OPPORTUNITIES
FUND LTD.
as a Lender
By: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT,
L.P., ITS MANAGER
BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT
GP, LLC, AS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES ENHANCED LOAN INVESTMENT
STRATEGY IX, L.P.
as a Lender
By: AELIS IX Management, LLC, its General Partner

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES XI CLO LTD.
as a Lender
By: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER
By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES XII CLO LTD.
as a Lender
By: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES XXII CLO LTD.
as a Lender
By: ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES XXIII CLO LTD.
as a Lender
By: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES XXIV CLO LTD.
as a Lender
By: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ARES XXVII CLO LTD.
as a Lender
By: ARES CLO MANAGEMENT XXVII, L.P., ITS ASSET MANAGER
By: ARES CLO GP XXVII, LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
Ares Institutional Loan Fund B.V.
as a Lender
By: Ares Management Limited, as manager

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
Ares NF CLO XIV Ltd
as a Lender
By: Ares NF CLO XIV Management, L.P., its collateral manager
By: Ares NF CLO XIV Management LLC, its general partner

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
Ares Senior Loan Trust
as a Lender
By: Ares Senior Loan Trust Management, L.P., Its Investment Adviser
By: Ares Senior Loan Trust Management, LLC, Its General Partner

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
ONTARIO PUBLIC SERVICE EMPLOYEES
UNION PENSION PLAN TRUST FUND
as a Lender
By: AELIS X Management, L.P., its investment counsel
By: AELIS X Management GP, LLC, its general partner

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
PPF Nominee 1 B.V.
as a Lender
By: Ares Management Limited, its Portfolio Manager

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
SEI GLOBAL MASTER FUND PLC - THE SEI
HIGH YIELD FIXED INCOME FUND
as a Lender
By: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
SEI INSTITUTIONAL INVESTMENTS TRUST -
OPPORTUNISTIC INCOME FUND
as a Lender
By: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
SEI INSTITUTIONAL MANAGED TRUST
ENHANCED INCOME FUND
as a Lender
By: ARES MANAGEMENT LLC, AS SUB-ADVISER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
SEI Institutional Investments Trust -
High Yield Bond Fund
as a Lender
By: Ares Management LLC, as Sub-Adviser

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
SUPERANNUATION FUNDS MANAGEMENT
CORPORATION OF SOUTHERN AUSTRALIA
as a Lender
By: ARES HIGH YIELD STRATEGIES FUND IV MANAGEMENT, L.P.,
ITS INVESTMENT MANAGER
BY: ARES HIGH YIELD STRATEGIES FUND IV GP, LLC, ITS
GENERAL PARTNER

By: /s/ John Eanes
Name: John Eanes
Title: Authorized Signatory

LENDERS:
SC PRO LOAN II LIMITED
SWISS CAPITAL PRO LOAN III PLC,
as a Lender
By: Babson Capital Management LLC as Sub-Manager

By: /s/ Meredith F. Lynch
Name: Meredith F. Lynch
Title: Director

LENDERS:
Regions Bank
as a Lender

By: /s/ Jon C. Swift
Name: Jon C. Swift
Title: Senior Vice President

LENDERS:
ROYAL BANK OF CANADA,
as a Lender

By: /s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

LENDERS:
COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "Rabobank Nederland"
as a Lender

By: /s/ Theodore W. Cox
Name: Theodore W. Cox
Title: Executive Director
By: /s/ Stewart Kalish
Name: Stewart Kalish
Title: Executive Director

LENDERS:
LAFAYETTE CLO I LTD,
as a Lender

By: /s/ Marcus Edward
Name: Marcus Edward
Title: Managing Director
By: /s/ Brian O'Leary
Name: Brian O'Leary
Title: Managing Director

LENDERS:
Intrepid Income Fund
Intrepid Capital Fund,
as a Lender

By: /s/ Donald C. White
Name: Donald C. White
Title: Secretary / Treasurer

LENDERS:
Golub Capital Partners CLO 14, Ltd.
By: GC Advisors LLC, its agent

By: /s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Designated Signatory

LENDERS:
Golub Capital Partners CLO 11, Ltd.
By: GC Advisors LLC, its agent

By: /s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Designated Signatory

LENDERS:
Galaxy VIII CLO, LTD
as a Lender
By: PineBridge Investments LLC Its Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

LENDERS:
Galaxy X CLO, LTD
as a Lender
By: PineBridge Investments LLC Its Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

LENDERS:
Galaxy XI CLO, Ltd.
as a Lender
By: PineBridge Investments LLC As Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

LENDERS:
Galaxy XII CLO, Ltd.
as a Lender
By: PineBridge Investments LLC As Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

LENDERS:
Saturn CLO, Ltd.
as a Lender
By: PineBridge Investments LLC Its Collateral Manager

By: /s/ Steven Oh
Name: Steven Oh
Title: Managing Director

LENDERS:
LCM VI, Ltd.
By: LCM Asset Management LLC As Collateral Manager
as a Lender

By: /s/ Marc Schluraff
Name: Marc Schluraff
Title: LCM Asset Management LLC

LENDERS:
LCM IX Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
as a Lender

By: /s/ Marc Schluraff
Name: Marc Schluraff
Title: LCM Asset Management LLC

LENDERS:
LCM X Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
as a Lender

By: /s/ Marc Schluraff
Name: Marc Schluraff
Title: LCM Asset Management LLC

LENDERS:
LCM XI Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
as a Lender

By: /s/ Marc Schluraff
Name: Marc Schluraff
Title: LCM Asset Management LLC

LENDERS:
LCM XII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
as a Lender

By: /s/ Marc Schluraff
Name: Marc Schluraff
Title: LCM Asset Management LLC

LENDERS:
LCM XIII Limited Partnership
By: LCM Asset Management LLC As Collateral Manager
as a Lender

By: /s/ Marc Schluraff
Name: Marc Schluraff
Title: LCM Asset Management LLC

THE PANTRY, INC.

FIRST AMENDMENT

LENDERS:
Tetragon Financial Group Master Fund Limited
By: Tetragon Financial Management LP, its Investment
manager,
as a Lender

By: /s/ Reade Griffith
Name: Reade Griffith
Title: Authorized Representative

LENDERS:
THL CREDIT WIND RIVER 2013-1 CLO LTD.
as a Lender
By: THL Credit Senior Loan Strategies LLC, as Investment
Manager

By: /s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President